Scudder
Global
Discovery Fund

Semiannual Report
April 30, 1998

For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

Scudder Global Discovery Fund is properly known as Global Discovery Fund.

The Fund is a diversified series of Global/International Fund, Inc.

SCUDDER                    (logo)

                          Scudder Global Discovery Fund
--------------------------------------------------------------------------------
                                Total Net Assets
                               of Scudder Shares
Date of Inception:9/10/91  as of 4/30/98: $400.2 million   Ticker Symbol: SGSCX
--------------------------------------------------------------------------------

o The Scudder Shares of Global Discovery Fund returned 20.29%, surpassing the 12.11% return of the Fund's benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index, for the six-month period ended April 30, 1998.

0 The Fund benefited significantly from its individual stock selection approach, an emphasis on European holdings (one of the best performing regions over the six months), underweightings in Asia, and minimal participation in Latin America.

o Morningstar assigned the Scudder Shares of Global Discovery Fund a 4-star rating for its risk-adjusted performance among 740 international funds as of April 30, 1998.^1


                                Table of Contents

   3  Letter from the Fund's Chairman    18  Financial Highlights
   4  Performance Update                 22  Notes to Financial Statements
   5  Portfolio Summary                  27  Report of Independent Accountants
   6  Portfolio Management Discussion    28  Officers and Directors
  10  Investment Portfolio               29  Investment Products and Services
  15  Financial Statements               30  Scudder Solutions


^1 Morningstar's proprietary ratings reflect historical risk-adjusted performance of Scudder Shares of Global Discovery Fund as of April 30, 1998. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 20% receive 4 stars. In the international equity category, the Scudder Shares received 5 stars for the three-year period and 4 stars for the five-year period among 740 and 326 funds, respectively. The Scudder Shares were not rated for the ten-year period because operations commenced on September 10, 1991. Past performance is no guarantee of future results.


                       2 - Scudder Global Discovery Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report on the performance of the Scudder Shares of Global Discovery Fund (the "Shares") for the six-month period ended April 30, 1998.

     During this period, the Shares outperformed the Fund's benchmark by a significant margin, helped primarily by good stock selection. The Fund's stock-by-stock approach to investing in small- and mid-sized company stocks around the globe resulted in an overweighting in several strong performing markets in Europe and an underweighting in Asia and Latin America. Lead portfolio manager Gerry Moran believes that the impending monetary union of 11 European countries at the beginning of 1999 is providing a number of attractive growth opportunities, especially for many smaller companies. Gerry provides a more detailed discussion of the market environment and the Fund's strategy beginning on page 6.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources.

     For those of you who are interested in new Scudder products, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. In addition, we will add another fund in this category on July 17, Scudder Dividend & Growth Fund. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your investment in Scudder Global Discovery Fund. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Discovery Fund


                       3 - Scudder Global Discovery Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                           Total Return
---------------------------------------------
Period Ended   Growth of              Average
4/30/98         $10,000   Cumulative  Annual
---------------------------------------------
GLOBAL DISCOVERY FUND--SCUDDER SHARES
---------------------------------------------
1 Year          $ 13,788    37.88%    37.88%
5 Year          $ 20,972   109.72%    15.97%
Life of Fund*   $ 24,644   146.44%    14.55%
---------------------------------------------
SALOMON BROTHERS WORLD EQUITY EMI
---------------------------------------------
1 Year          $ 12,745    27.45%    27.45%
5 Year          $ 18,217    82.17%    12.74%
Life of Fund*   $ 21,052   110.52%    11.97%
---------------------------------------------
* The Fund commenced operations on September 10, 1991.
  Index comparisons begin September 30, 1991.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

GLOBAL DISCOVERY FUND--SCUDDER SHARES
Year            Amount
----------------------
9/91*          $10,000
'92            $10,107
'93            $11,558
'94            $13,496
'95            $13,090
'96            $17,502
'97            $17,581
'98            $24,240

SALOMON BROTHERS WORLD EQUITY EMI
Year            Amount
----------------------
9/91*          $10,000
'92            $ 9,862
'93            $11,556
'94            $13,233
'95            $13,690
'96            $16,733
'97            $16,518
'98            $21,052

YEARLY PERIODS ENDED APRIL 30

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1992*     1993      1994      1995      1996      1997      1998
                     ---------------------------------------------------------------------
NET ASSET VALUE...   $ 12.31   $ 13.86   $ 15.87   $ 15.31   $ 19.74   $ 18.88   $ 23.55
INCOME DIVIDENDS..   $   .02   $   .07   $   .18   $    --   $   .20   $   .13   $   .64
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .12   $   .15   $   .08   $   .44   $   .86   $  1.41
FUND TOTAL
RETURN (%)........      2.76     14.35     16.77     -3.01     33.71       .45     37.88
INDEX TOTAL
RETURN (%)........     -3.04     15.66     11.86      9.74     18.71     -1.29     27.45

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the five year and life of Fund periods would have been lower.

**Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.


                        4 - Scudder Global Discovery Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             54%
U.S. & Canada                      41%
Japan                               3%
Latin America                       2%
--------------------------------------
                                  100%
--------------------------------------

The Fund overweighting in
Europe benefited from strong
market performance in
anticipation of potential benefits
from Economic and Monetary
Union at the beginning of 1999.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Service Industries                 21%
Financial                          16%
Technology                         14%
Health                             10%
Consumer Staples                    9%
Consumer Discretionary              7%
Communications                      6%
Energy                              4%
Media                               4%
Other                               9%
--------------------------------------
                                  100%
--------------------------------------

The Fund's individual stock selection
approach tends to result in
diversification across multiple
industries and business lines.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(32% of Portfolio)
--------------------------------------------------------------------------
1.   BANK OF IRELAND PLC
     Bank in Ireland
2.   NETWORK APPLIANCE, INC.
     Designer and manufacturer of network data storage devices in the United States
3.   SERCO GROUP PLC
     Facilities management company in the United
     Kingdom
4.   JERONIMO MARTINS SA
     Food producer and retailer in Portugal
5.   BILLING CONCEPTS
     Billing and information management services in the United States
6.   STERLING COMMERCE, INC.
     Producer of electronic data interchange
     products and services in the United States
7.   SOLA INTERNATIONAL, INC.
     Manufacturer of plastic eyeglass lenses in the United States
8.   PROVIDENT FINANCIAL PLC
     Personal finance group in the United
     Kingdom
9.   MILLICOM INTERNATIONAL CELLULAR S.A.
     Developer and operator of cellular telephone networks in Luxembourg
10.  VITESSE SEMICONDUCTOR CORP.
     Manufacturers of digital integrated circuits in the United States

The portfolio's major holdings
have been largely unchanged over
the six months, with some of the
strongest contributors to
performance coming from
long-term fund holdings -- such
as top holding Bank of Ireland.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Global Discovery Fund

                         Portfolio Management Discussion

We asked Gerald J. Moran, lead portfolio manager of Scudder Global Discovery Fund, to discuss the market environment and the Fund's current investment strategy.

Q: How did the Shares perform for the six-month period ended April 30, 1998?

A: The Shares returned 20.29%, exceeding the 12.11% return of the Fund's benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index. The Shares also surpassed the 18.85% return of the larger-cap MSCI World Index for the same period. Relative to its peers, the Shares have continued to provide top-notch competitive returns among similar global small-cap funds: for the six- and 12-month periods the Shares ranked among the top 6% of 35 and 33 funds, respectively, as of April 30, 1998.

Q: How do you explain the Shares' outperformance of both small- and large-cap stock indices?

A: In short, three factors contributed to the Shares' strong outperformance: good stock selection, an overweighting in Europe, and an underweighting in Asia and Latin America. Avoiding the weak markets of Asia and Latin America were a big help, but we emphasize individual stock selection, and as such, the Fund's weightings are the result of our bottom-up approach, rather than a top-down allocation strategy. Our stock picking has paid off, too, as 60% of the Shares' returns were from the top ten holdings. Europe, of course, has been one of the best performing areas in the world, as many countries continued to take steps to prepare for European Monetary Union (EMU). Asia, on the other hand, remains troubled. While we have seen some positive progress with several IMF (International Monetary Fund) agreements, we believe the worst is not behind us yet.

Q: How did you manage the portfolio over the period?

A: We continued to stick with our strategy of selecting well-run, rapidly growing companies in diverse markets and industries. Over the six months, we did not make major changes to the portfolio. In fact, many of our strongest contributors to performance have been in the portfolio for many years, such as Bank of Ireland and Germany's MLP (Marschollek Lautenschlaeger und Partner), a leading independent life insurer. Our approach to selecting companies is one that seeks diversification through exposure to multiple countries, industries, and business lines. This tends to result in holdings with a relatively low correlation to one another, thereby reducing overall portfolio volatility. Good examples of this approach are three of the fund's largest holdings: Network Appliance (U.S. technology), Jeronimo Martins (supermarkets in Portugal, Brazil, and Poland), and Bank of Ireland. The performance of each of these stocks is driven by different factors.

Q: Europe was the top performing region over the six-month period. What is happening there?

A: The Fund's European holdings continued to comprise a substantial share of the portfolio and have been important contributors to the Shares' outperformance. Over the period, expectations for a single currency continued to build, and near period end EMU member nations (11 of 15 Western European countries) agreed to merge currencies into the new euro. Because the potential benefits are expected to be substantial, many markets rose strongly.


                       6 - Scudder Global Discovery Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Stock Market and Currency Performance

BAR CHART PERIOD:

Six Months Ended April 30, 1998

     ----------------------------------------------------------------------
                                % Change in                  % Change in
                               Stock Market               Currency Relative
                               Index (Local)                to U.S. Dollar
     ----------------------------------------------------------------------
     Italy                         54.5%                        -4.4%
     Netherlands                   25.1%                        -3.8%
     Germany                       32.4%                        -4.0%
     France                        40.5%                        -4.0%
     U.K.                          21.7%                        -0.2%
     U.S.                          21.1%                         0.0%
     Mexico                        10.5%                        -1.1%
     Brazil                        30.0%                        -3.6%
     Argentina                     13.3%                        -0.1%
     Taiwan                         8.5%                        -6.2%
     Japan                         -3.7%                        -9.4%
     Hong Kong                     -8.0%                        -0.2%
     Indonesia                     -9.0%                       -55.6%
     Korea                          9.7%                       -27.8%
     Singapore                     -3.0%                        -0.7%
     Philippines                   14.6%                       -13.4%
     Thailand                     -13.6%                         4.4%
     Malaysia                     -10.0%                        -9.7%
     ----------------------------------------------------------------------

Source: Datastream

European small-cap stocks led market returns over the six-month period while Asian markets continued to struggle.
----------

Q: Not all the members of EMU are on exactly the same footing. Tell us about the so-called "peripheral" countries.

A: Peripheral countries are those which historically have not met the strict debt and deficit level requirements established for joining EMU. As a result, these countries (including Ireland, Portugal, Spain, and Italy) traditionally have had higher interest rates and unemployment, and proportionately larger budget deficits than non-peripheral countries, such as Germany. In the past few years, however, government policymakers in these countries have succeeded in bringing their financial budgets into compliance. Joining a common currency essentially requires equal interest rates among all EMU countries. The resulting economic stimulation brought about by lower interest rates has been especially favorable for stock markets in these countries.

Q: What are the risks?

A: Political instability is the primary risk, as illustrated by the recent dissension over who should head the new central bank. Longer term, the comfortable lifestyles and generous benefit programs that Europeans currently enjoy may drag down the competitiveness of some companies. As the markets become deregulated, companies that maintain these practices will become uncompetitive in the local and global markets, which could result in higher unemployment. More importantly, the economic situation will differ from country to country, but the election of a common currency precludes a country from adopting a separate


                       7 - Scudder Global Discovery Fund
monetary policy to address its specific needs. While there are always concerns with changes of this magnitude, we believe the benefits far outweigh the risks.

Q: You believe that small European companies will have some advantages in this environment. What is different about small companies in Europe?

A: We think that the experience of the United States will be replicated. Small companies have been responsible for virtually all employment growth in the United States over the last decade. We think that European governments will increasingly take steps to foster an environment more favorable to entrepreneurs, thereby encouraging the formation of small companies. We have already seen some steps in this direction with the establishment of several new stock exchanges including the Neuer Markt in Germany and the Nouveau Marche in France.

Q: Ireland is one of the Fund's largest country positions among its European holdings and was the largest European contributor to the Shares' performance. What is special about Ireland?

A: The Fund's holdings in Ireland have been excellent performers, with one-quarter of the Shares' gains over the six months coming from this tiny country alone. Ireland has been a favorite among U.S. multinationals as a springboard for selling into Europe. For example, over 60% of the software imported into Europe comes through Ireland. It is still cost competitive versus other countries in Europe and has directed its educational system to produce high level employees that are sought by U.S. technology and pharmaceutical companies. As English is clearly the global language of business, Ireland stands out as the only English-speaking country in the EMU. Already a number of companies such as Citibank have established significant operations there. As a peripheral country, interest rates have already declined in Ireland, thereby further stimulating the local economy. Fund holdings Bank of Ireland and Irish Life have benefited significantly as a result. Finally, with a significantly younger population than their European neighbors and without the heavy burden of excessive promises made to an aging population, the stage has been set for future productivity gains.

One theme that we have been capitalizing on throughout the portfolio is Europeans' propensity for cellular phones. We hold ESAT Telecom, an Irish cellular phone company that was among the Fund's top ten contributors to performance over the six-month period. Europeans have a much higher comfort and usage level of cellular phones than Americans. This theme carries over into Portugal where we held shares of Telecel-Communicacoes Pessoais, which is also benefiting from the growth of the telecommunications industry in Europe.

Q: What about the trend of aging baby boomers? Do you have any holdings that are a play on this group?

A: We have several holdings that should benefit from the aging world population, including shares of two vision care companies: Sola International and Wesley Jessen VisionCare, both U.S. companies. Sola is an eyeglass lens manufacturer. The company has a global platform for distribution and has developed more expensive, high-tech trifocal lenses that are much lighter than traditional


                       8 - Scudder Global Discovery Fund
lenses. We think as the population ages, many more people will need them, boding well for expansion.

Wesley Jessen VisionCare makes soft contact lenses that are available in different colors, allowing customers to change the color of their eyes. The company also makes hard toric lenses for astigmatism and lenses that provide UV protection. We think people are more willing to pay up for eyewear, and with Wesley's leadership position in this field, we believe the company is well positioned to benefit.

Continuing with the aging population theme, we also held shares in U.S.-based Total Renal Care. As people live longer, there is going to be an increasing demand for kidney dialysis treatments. Like Fresenius in Germany and Gambro in Sweden, this business has gone global. Dialysis is an expensive service funded by the government with 7-8% annual growth in demand because of the high growth in the older age group. We like the business because a significant share of the company's revenues are repeat revenues. Companies generating repeat or "annuity-type" revenues help to mitigate investment risk.

Q: Millicom International Cellular was the only holding in the top ten that didn't make a positive contribution to performance. Why?

A: The company announced a breakup that has not been well understood by investors. Because the company has operations in Latin America, Europe, and Asia, investors have been unsure about how to value the company's various components. In addition, the stock has also been negatively affected by the Asian crisis. We think the business is very attractive and that the stock was significantly undervalued at the end of the period. As a result, we have held on to this position.

Q: You have not mentioned any companies in the United Kingdom. Are there any success stories there?

A: There are a number. Serco Group, which is one of our U.K. holdings, keeps rolling along. The company is a leading example of the global trend toward outsourcing. Serco has been taking over the operation of public water services, maintenance of military areas, and -- in cooperation with Wackenhut of the United States -- prisons. Serco Group has been successful exporting services abroad, especially to Australia.

Q: Where do we go from here?

A: As an "equity culture" develops in Europe (traditionally investors have preferred bonds and interest bearing investments offered by banks), we think there will be tremendous opportunity for small company investing. Companies in Germany especially have a considerable way to go to integrate equity investment into the corporate financing system. We also think Eastern Europe presents some attractive investment possibilities. With U.S. market valuations relatively high and the economic cycle extended, we expect to find more attractive opportunities abroad. Asia has some promising companies, but we believe the region is not out of the woods yet, and risk exceeds opportunity at this juncture. As events unfold in the United States, Europe, and Asia in the months ahead, we intend to continue with our individual stock selection approach which has served the Fund well to date.

                       9 - Scudder Global Discovery Fund

                    Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%,
  to be repurchased at $20,923,196 on 5/1/98, collateralized by a $17,070,000                                     ------------
  U.S. Treasury Bond, 7.875%, 2/15/21 (Cost $20,920,000) ................................     20,920,000            20,920,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.8%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.7%
Siderca SA (Steel producer) .............................................................      1,201,163             2,895,223
                                                                                                                  ------------
Australia 0.1%
CI Technologies Group Ltd. (Developer of process monitoring and industrial
  automation software) ..................................................................        206,600               363,838
                                                                                                                  ------------
Austria 1.1%
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil
  and gas drilling equipment) ...........................................................         17,000             2,127,272
Topcall International AG (Manufacturer of electronic messaging systems) .................            500               542,510
VAE Eisenbahnsysteme (Bearer) AG (Manufacturer of electronic railroad control
  systems) ..............................................................................         18,000             1,734,923
                                                                                                                  ------------
                                                                                                                     4,404,705
                                                                                                                  ------------
Canada 0.6%
Canadian 88 Energy Corp.* (Oil and natural gas exploration and production) ..............        384,500             1,881,707
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of
  cancer and certain infectious diseases) ...............................................        205,000               444,297
                                                                                                                  ------------
                                                                                                                     2,326,004
                                                                                                                  ------------
Chile 0.4%
Linea Aerea Nacional de Chile* (ADR) (Provider of domestic and international
  passenger and cargo air services) .....................................................        114,050             1,553,931
                                                                                                                  ------------
Croatia 0.2%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................         45,600               825,360
                                                                                                                  ------------
Czech Republic 1.8%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional private commercial television stations in central Europe and
  Germany) ..............................................................................        257,700             7,199,494
                                                                                                                  ------------
Finland 0.1%
KCI Konecranes International "B" (Manufacturer of elevators) ............................          9,500               453,973
                                                                                                                  ------------
France 2.1%
Alliance et Gestion Commerciale (Manufacturer and renter of modular buildings) ..........          4,942               509,739
Altran Technologies, SA (Engineering and consulting services for aerospace,
  telecommunications and electronics fields) ............................................         33,516             5,347,171
Dassault Systemes SA (Computer aided design, manufacturing and engineering
  software products) ....................................................................         42,691             1,676,106

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Leon de Bruxelles SA* (Operator of low cost family restaurants) .........................          3,816               403,121
Penauille Polyservices SA (Industrial cleaning and security services) ...................          1,460               414,124
                                                                                                                  ------------
                                                                                                                     8,350,261
                                                                                                                  ------------
Germany 3.0%
Beta Systems Software AG* (Developer of processing automation software) .................         26,653             2,103,598
Kamps AG* (Producer and distributor of baked goods) .....................................         17,256               485,719
Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life
  insurance company) ....................................................................         19,100             7,446,881
Pfeifer Vacuum Technology AG (ADR)* (Manufacturer of various pumps and vacuum
  systems) ..............................................................................         30,800             2,182,950
                                                                                                                  ------------
                                                                                                                    12,219,148
                                                                                                                  ------------
Hungary 1.2%
Richter Gedeon Rt (Pharmaceutical company) ..............................................         26,200             2,806,721
Richter Gedeon Rt (GDR) .................................................................         19,800             2,108,700
                                                                                                                  ------------
                                                                                                                     4,915,421
                                                                                                                  ------------
Ireland 10.1%
Bank of Ireland PLC (Bank) ..............................................................        873,768            17,723,074
ESAT Telecom Group PLC* (ADR) (Provider of telecommunication services in the
  Republic of Ireland) ..................................................................        111,800             3,577,600
Irish Continental Group PLC (Transport of passengers, freight and containers
  between Ireland, the U.K. and the continent) ..........................................        184,505             3,315,067
Irish Life PLC (Provider of life and disability insurance and pensions) .................        814,550             7,557,766
Irish Permanent PLC (Retail financial services group) ...................................        182,152             2,454,593
Jury's Hotel Group PLC (Hotel operator) .................................................        501,255             4,362,392
Ryan Hotels PLC (Owner and operator of hotel chain) .....................................      1,213,200             1,668,909
                                                                                                                  ------------
                                                                                                                    40,659,401
                                                                                                                  ------------
Israel 0.4%
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................         44,100             1,433,250
                                                                                                                  ------------
Italy 4.4%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ...................        425,500             5,957,264
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and
  perfumes) .............................................................................        444,800             2,714,477
Saes Getters SpA di Risparmio (Manufacturer of getters, refined chemicals used
  in cathode-ray tubes and other monitors) ..............................................        208,300             2,487,112
Safilo SpA (Manufacturer of frames for glasses) .........................................         66,400             2,275,372
Saipem SpA (International contractor in oil and gas exploration and drilling,
  construction of refineries and pipelines) .............................................        748,000             4,303,001
                                                                                                                  ------------
                                                                                                                    17,737,226
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Japan 2.9%
Riso Kagaku Corp. (Manufacturer of copying machines) ....................................         50,900             2,655,686
Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) ............         28,000             8,900,634
                                                                                                                  ------------
                                                                                                                    11,556,320
                                                                                                                  ------------
Luxembourg 2.3%
Millicom International Cellular SA* (Developer and operator of cellular
  telephone networks) ...................................................................        239,000             9,350,875
                                                                                                                  ------------
Mexico 0.4%
TV Azteca SA de C.V. (ADR) (Owner and operator of national television networks) .........         92,700             1,726,538
                                                                                                                  ------------
Netherlands 2.7%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) ..........         69,600             1,615,880
IHC Caland NV (Dredging and offshore services) ..........................................        129,000             7,509,727
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ...................         71,400             1,714,222
                                                                                                                  ------------
                                                                                                                    10,839,829
                                                                                                                  ------------
Philippines 0.2%
International Container Terminal Services, Inc.* (Containerized cargo handling
  firm) .................................................................................      4,909,800               648,118
                                                                                                                  ------------
Poland 0.8%
Debica SA "A" (Tire manufacturer) .......................................................         74,100             1,887,134
Pioneer Poland Fund (Closed-end investment company) (b) (c) .............................              3             1,361,061
                                                                                                                  ------------
                                                                                                                     3,248,195
                                                                                                                  ------------
Portugal 5.4%
Jeronimo Martins SA (Food producer and retailer) ........................................        293,675            13,732,085
Telecel-Comunicacoes Pessoais, SA* (Cellular communication services) ....................         44,366             7,960,407
                                                                                                                  ------------
                                                                                                                    21,692,492
                                                                                                                  ------------
Spain 1.1%
Aldeasa SA (Operator of airport duty-free shops) ........................................         49,500             1,787,590
Tele Pizza, SA* (Operator of fast-food pizza restaurants in Spain, Portugal,
  Poland, Mexico and Chile) .............................................................         19,200             2,760,867
                                                                                                                  ------------
                                                                                                                     4,548,457
                                                                                                                  ------------
Sweden 1.4%
OM Gruppen AB (Free) (Operator of financial exchanges and clearing organizations) .......        230,400             4,597,882
TV 4 AB (Broadcaster of news, sports, documentaries, entertainment; program
  producer) .............................................................................         44,200               856,368
                                                                                                                  ------------
                                                                                                                     5,454,250
                                                                                                                  ------------
Switzerland 2.7%
Kuoni Reisen AG (Registered) (Travel agency) ............................................          1,670             8,959,347
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for
  computers) ............................................................................          3,537             1,897,557
                                                                                                                  ------------
                                                                                                                    10,856,904
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
United Kingdom 10.4%
ARM Holdings PLC* (Producer of RISC microprocessors, technology and software) ...........         30,600               424,832
Aegis Group PLC (Leading independent media services group) ..............................        532,187               818,974
Avis Europe PLC (Car rental services) ...................................................        109,400               422,715
Corporate Services Group PLC (Employment services and training) .........................      1,372,500             5,532,830
Expro International Group PLC (Provider of oilfield services) ...........................        438,900             3,722,129
Games Workshop Group PLC (Manufacturer of table top war game systems and
  miniatures) ...........................................................................        163,000             2,194,833
Provident Financial PLC (Personal finance group) ........................................        561,192             9,377,669
RM PLC (Information technology solutions for educational markets) .......................        135,500             3,003,123
Regent Inns PLC (Owner and operator of hotels and restaurants) ..........................        340,900             2,166,848
Serco Group PLC (Facilities management company) .........................................        703,700            13,924,841
                                                                                                                  ------------
                                                                                                                    41,588,794
                                                                                                                  ------------
United States 38.3%
Access Health, Inc.* (Personal health management services) ..............................         48,500             1,636,875
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................         59,100             3,693,750
Axogen Ltd. (ADR)* (Future development of therapeutic products for treatment of
  neurological disorders) ...............................................................        106,100             6,100,750
BE Aerospace, Inc.* (Airline audio/video control systems) ...............................         84,400             2,632,225
Barrett Resources Corp.* (Oil and gas exploration and production) .......................         64,600             2,398,275
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .............        200,000             2,437,500
Billing Concepts Corp.* (Billing and information management services) ...................        481,000            13,468,000
Black Box Corp.* (Manufacturer of wide area networking products, direct
  marketing of computer products) .......................................................         23,300               774,725
Cintas Corp. (Uniform rentals) ..........................................................         62,200             2,962,275
Computer Motion, Inc.* (Develops and markets proprietary robotic and
  computerized surgical systems) ........................................................          4,700                60,513
Concentra Managed Care, Inc.* (Provider of integrated nonrisk-bearing workers'
  compensation managed care) ............................................................        148,100             4,609,613
Dallas Semiconductor Corp. (Manufacturer of silicon integrated circuits and
  subsystems) ...........................................................................         36,400             1,403,675
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) ............................         14,500               476,688
Fiserv Inc.* (Data processing services) .................................................        120,775             7,895,666
G & K Services, Inc. "A" (Uniform rentals) ..............................................         52,100             2,097,025
General Communication, Inc. "A"* (Telecommunication services) ...........................        332,200             2,346,163
Harveys Casino Resorts (Owner and operator of hotel/casino properties) ..................        115,300             3,127,513
Healthcare Recoveries, Inc.* (Provider of recovery services for private
  healthcare payors) ....................................................................         17,300               413,038
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        109,500             4,770,094

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
JLK Direct Distribution, Inc. "A"* (Manufacturer of metalworking tools) .................         20,700               677,925
MBIA, Inc. (Insurer of municipal bonds) .................................................         43,852             3,272,456
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        418,800            15,102,969
North Fork Bancorporation, Inc. (Commercial and savings bank holding company) ...........         10,600               393,525
Samsonite Corp.* (Luggage manufacturer) .................................................         85,200             2,449,500
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based
  information resources) ................................................................         53,100             1,281,038
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............         64,700             2,992,375
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses) .....................        290,200            12,333,500
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        307,934            13,106,441
Suiza Foods Corp.* (Food distributor) ...................................................         71,400             4,230,450
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners) .....................        111,600             4,296,600
TCI Satellite Entertainment, Inc.* (Television programming via digital satellite) .......        568,500             4,476,938
Tiffany & Co. (Retailer of jewelry and gift items) ......................................        125,400             5,705,700
Total Renal Care Holdings, Inc.* (Dialysis services for treatment of chronic
  kidney failure) .......................................................................        128,499             4,256,529
Tower Realty Trust, Inc. (REIT) (Developer and manager of office properties) ............         55,200             1,304,100
Vantive Corp.* (Provider of customer interaction applications software) .................         12,900               412,800
Vincam Group, Inc.* (Provider of solutions to complexities and costs of
  employment and personnel) .............................................................         30,000               813,750
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        159,500             9,201,156
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................         89,800             2,346,025
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ...................         65,300             2,016,138
                                                                                                                  ------------
                                                                                                                   153,974,278
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $224,700,292)                                                                            380,822,285
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $245,620,292) (a)                                                       401,742,285
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $251,363,819. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $150,378,466. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $157,851,623 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,473,157.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,361,061 (.34% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $1,477,500.

 (c) Market value and cost reflect full payment. The remaining installments which total $369,375 will be payable upon thirty days prior notice from Pioneering Management Limited.

 *    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Global Discovery Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $245,620,292) ................     $  401,742,285
                 Cash .................................................................                441
                 Receivable for investments sold ......................................             90,510
                 Receivable for Fund shares sold ......................................            148,808
                 Dividends and interest receivable ....................................            710,260
                 Foreign taxes recoverable ............................................             44,418
                 Other assets .........................................................              3,964
                                                                                           ----------------
                 Total assets .........................................................        402,740,686
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................            724,436
                 Accrued management fee ...............................................            363,935
                 Other payables and accrued expenses ..................................            611,758
                                                                                           ----------------
                 Total liabilities ....................................................          1,700,129
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  401,040,557
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........        (10,802,086)
                 Unrealized appreciation (depreciation) on:
                    Investments .......................................................        156,121,993
                    Foreign currency related transactions .............................              3,494
                 Accumulated net realized gain (loss) .................................         (1,111,741)
                 Paid-in capital ......................................................        256,828,897
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  401,040,557
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Scudder Shares

                 Net asset value, offering and redemption price per share
                   ($400,233,233 / 16,997,442 shares of capital stock                      ----------------
                   outstanding) .......................................................             $23.55
                                                                                           ----------------
                 Class A Shares

                 Net asset value and redemption price per share ($633,232 /                ----------------
                   26,908 shares of capital stock outstanding) ........................             $23.53
                                                                                           ----------------
                 Maximum offering price per share (net asset value, plus 6.10%             ----------------
                   of net asset value or 5.75% of offering price) .....................             $24.97
                                                                                           ----------------
                 Class B Shares

                 Net asset value and redemption price (subject to contingent
                   deferred sales charge) per share ($154,157 / 6,547 shares of            ----------------
                   capital stock outstanding) .........................................             $23.55
                                                                                           ----------------
                 Class C Shares

                 Net asset value and redemption price (subject to contingent
                   deferred sales charge) per share ($19,935 / 847 shares of               ----------------
                   capital stock outstanding) .........................................             $23.54
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Global Discovery Fund

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $87,798) .................     $    1,396,302
                 Interest .............................................................            611,742
                                                                                           ----------------
                                                                                                 2,008,044
                 Expenses:
                 Management fee .......................................................          1,944,544
                 Services to shareholders .............................................            546,020
                 Custodian and accounting fees ........................................            221,838
                 Directors' fees and expenses .........................................             21,047
                 Reports to shareholders ..............................................             53,326
                 Auditing .............................................................             40,959
                 Legal ................................................................             10,557
                 Registration fees ....................................................             21,484
                 Other ................................................................             21,078
                                                                                           ----------------
                                                                                                 2,880,853
                -------------------------------------------------------------------------------------------
                 Net investment loss                                                              (872,809)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................         (1,078,184)
                 Foreign currency related transactions ................................             13,365
                                                                                           ----------------
                                                                                                (1,064,819)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................         68,620,790
                 Foreign currency related transactions ................................             16,649
                                                                                           ----------------
                                                                                                68,637,439
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     67,572,620
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   66,699,811
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Global Discovery Fund

                       Statements of Changes in Net Assets

                                                                                            Six Months           Year
                                                                                               Ended             Ended
                                                                                             April 30,        October 31,
Increase (Decrease) in Net Assets                                                              1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment loss ..................................................   $     (872,809)   $   (2,090,766)
                 Net realized gain (loss) from investment transactions ................       (1,064,819)       26,874,290
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ..........................       68,637,439        12,247,359
                                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .........................................................       66,699,811        37,030,883
                                                                                         ----------------  ----------------
                 Distributions to shareholders from:
                    Net investment income (Scudder Shares) ............................       (9,815,437)       (2,252,537)
                                                                                         ----------------  ----------------
                    Net realized gains (Scudder Shares) ...............................      (21,794,909)      (14,901,393)
                                                                                         ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ............................................       92,475,119       129,503,033
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ......................................       29,399,080        16,335,810

                 Cost of shares redeemed ..............................................     (105,045,061)     (167,423,822)
                                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .......................................................       16,829,138       (21,584,979)
                                                                                         ----------------  ----------------
                 Increase (decrease) in net assets ....................................       51,918,603        (1,708,026)
                 Net assets at beginning of period ....................................      349,121,954       350,829,980
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income of                   ----------------  ----------------
                   $10,802,086 and $113,840, respectively) ............................   $  401,040,557    $  349,121,954
                                                                                         ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (b)

                                                                                                              For the Period
                                                                                                              September 10,
                                                                                                                   1991
                                   Six Months                                                                 (commencement
                                      Ended                       Years Ended October 31,                     of operations)
                                    April 30,                                                                 to October 31,
                                   1998(a)(b)    1997(a)   1996(a)   1995      1994       1993      1992           1991
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of       ----------------------------------------------------------------------------------------
   period ........................   $21.64      $20.45    $17.54    $16.27   $16.14     $12.05    $11.92        $12.00
Income from investment              ----------------------------------------------------------------------------------------
   operations:
Net investment income (loss) .....     (.05)       (.12)     (.04)     (.03)    (.02)       .04       .07           .01
Net realized and unrealized
   gain (loss) on investment
   transactions ..................     4.01        2.30      3.59      1.38      .48       4.24       .08          (.09)
                                    ----------------------------------------------------------------------------------------
Total from investment operations..     3.96        2.18      3.55      1.35      .46       4.28       .15          (.08)
Less distributions:                 ----------------------------------------------------------------------------------------
From net investment income .......     (.64)       (.13)     (.20)       --       --       (.07)     (.02)           --
In excess of net investment
   income ........................       --          --        --        --     (.18)        --        --            --
From net realized gains on
   investment transactions .......    (1.41)       (.86)     (.44)     (.08)    (.15)      (.12)       --            --
                                    ----------------------------------------------------------------------------------------
Total distributions ..............    (2.05)       (.99)     (.64)     (.08)    (.33)      (.19)     (.02)           --
                                    ----------------------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period ...   $23.55      $21.64    $20.45    $17.54   $16.27     $16.14    $12.05        $11.92
                                    ----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................    20.29**     11.14     20.97      8.32     2.80(c)   36.04(c)   1.26(c)       (.67)(c)**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..................      400         349       351       255      256        198        55             9
Ratio of operating expenses,
   net to average daily net
   assets (%) ....................     1.63*       1.63      1.60      1.69     1.70       1.50      1.50          1.50*
Ratio of operating expenses
   before expense reductions, to
   average daily net assets (%)...     1.63*       1.63      1.60      1.69     1.76       2.01      2.53         15.34*
Ratio of net investment income
   (loss) to average daily net
   assets (%) ....................     (.49)*      (.58)     (.20)     (.12)    (.28)       .53       .78          2.47*
Portfolio turnover rate (%) ......     36.2*       60.5      63.0      43.7     45.8       54.6      23.4            --

(a)   Based on monthly average shares outstanding during the period.
(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                       18 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class A

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                              of sale of
                                                                                                           Class A shares)
                                                                                                            to April 30,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ...............................................................          $23.98
Income from investment operations:                                                                       -------------------
Net investment income (loss) .......................................................................             .00
Net realized and unrealized gain (loss) on investment transactions .................................            (.45)
                                                                                                         -------------------
Total from investment operations ...................................................................            (.45)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period .....................................................................          $23.53
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............................................................................           (1.88)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................................              .6
Ratio of operating expenses, net to average daily net assets (%) ...................................            1.95*
Ratio of net investment income (loss) to average daily net assets (%) ..............................             .92*
Portfolio turnover rate (%) ........................................................................            36.2*

(a)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                       19 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class B

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                              of sale of
                                                                                                           Class B shares)
                                                                                                            to April 30,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ...............................................................          $23.98
Income from investment operations:                                                                       -------------------
Net investment income (loss) .......................................................................             .00
Net realized and unrealized gain (loss) on investment transactions .................................            (.43)
                                                                                                         -------------------
Total from investment operations ...................................................................            (.43)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period .....................................................................          $23.55
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............................................................................           (1.79)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................................              .2
Ratio of operating expenses, net to average daily net assets (%) ...................................            2.83*
Ratio of net investment income (loss) to average daily net assets (%) ..............................             .04*
Portfolio turnover rate (%) ........................................................................            36.2*

(a)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                       20 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class C

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                              of sale of
                                                                                                           Class C shares)
                                                                                                            to April 30,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ...............................................................          $23.98
Income from investment operations:                                                                       -------------------
Net investment income (loss) .......................................................................             .00
Net realized and unrealized gain (loss) on investment transactions .................................            (.44)
                                                                                                         -------------------
Total from investment operations ...................................................................            (.44)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period .....................................................................          $23.54
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............................................................................           (1.83)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................................             .02
Ratio of operating expenses, net to average daily net assets (%) ...................................            2.80*
Ratio of net investment income (loss) to average daily net assets (%) ..............................             .07*
Portfolio turnover rate (%) ........................................................................            36.2*

(a)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                       21 - Scudder Global Discovery Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (formally known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Although shareholders of different classes of the Fund have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and


                       22 - Scudder Global Discovery Fund
each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net


                       23 - Scudder Global Discovery Fund
investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                          B. Capital Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

                                                                Six months ended                       Year ended
                                                                 April 30, 1998                     October 31, 1997
                                                        ----------------------------------  ---------------------------------
                                                            Shares            Dollars           Shares           Dollars
 Shares sold
 Class A ............................................           47,553    $    1,121,086                --   $           --
 Class B ............................................            6,547           152,537                --               --
 Class C ............................................              847            20,075                --               --
 Scudder Shares .....................................        4,269,052        91,181,421         6,176,506      129,503,033
                                                        --------------    --------------    --------------   --------------
                                                             4,323,999        92,475,119         6,176,506      129,503,033
                                                        --------------    --------------    --------------   --------------
 Shares issued to shareholders in reinvestment of
    distributions
 Class A ............................................               --    $           --                --   $           --
 Class B ............................................               --                --                --               --
 Class C ............................................               --                --                --               --
 Scudder Shares .....................................        1,514,636        29,399,080           829,650       16,335,810
                                                        --------------    --------------    --------------   --------------
                                                             1,514,636        29,399,080           829,650       16,335,810
                                                        --------------    --------------    --------------   --------------
 Shares redeemed
 Class A ............................................          (20,645)   $     (499,608)               --   $           --
 Class B ............................................               --                --                --               --
 Class C ............................................               --                --                --               --
 Scudder Shares .....................................       (4,921,154)     (104,545,453)       (8,023,612)    (167,423,822)
                                                        --------------    --------------    --------------   --------------
                                                            (4,941,799)     (105,045,061)       (8,023,612)    (167,423,822)
                                                        --------------    --------------    --------------   --------------
 Net increase (decrease)
 Class A ............................................           26,908    $      621,478                --   $           --
 Class B ............................................            6,547           152,537                --               --
 Class C ............................................              847            20,075                --               --
 Scudder Shares .....................................          862,534        16,035,048        (1,017,456)     (21,584,979)
                                                        --------------    --------------    --------------   --------------
                                                               896,836        16,829,138        (1,017,456)     (21,584,979)
                                                        --------------    --------------    --------------   --------------


                       24 - Scudder Global Discovery Fund

                      C. Purchases and Sales of Securities

During the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $61,550,436 and $82,003,977, respectively.

                               D. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1998, the fee pursuant to these agreements amounted to $1,944,544, of which $357,191 is unpaid at April 30, 1998.

Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through April 30, 1998 aggregated $613, of which $6 was retained by KDI and $607 was paid to all other firms including affiliates. For services under the distribution services agreement, KDI receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. In addition, KDI receives any contingent deferred sales charge
(CDSC) from redemptions of Classes B and C shares. Distribution fees and commissions paid to KDI in connection with the sale of Classes B and C shares, and the CDSC received in connection with the redemption of such shares for the period beginning April 16, 1998 through April 30, 1998 aggregated $14, all of which is unpaid.

KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through April 30, 1998, the amount of administrative services fees aggregated $25, all of which is unpaid.

Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through April 30, 1998, the amount charged


                       25 - Scudder Global Discovery Fund
to the relevant classes by KSC aggregated $155, all of which is unpaid. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. Included in services to shareholders is $372,813 charged to the Scudder Shares by SSC for the six months ended April 30, 1998, of which $63,332 is unpaid at April 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares. For the six months ended April 30, 1998, the amount charged to the Scudder Shares by STC aggregated $97,610, of which $16,553 is unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $109,104, of which $25,761 is unpaid at April 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $21,047.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                       26 - Scudder Global Discovery Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Global Discovery Fund (formerly Scudder Global Discovery Fund) including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 18, 1998


                       27 - Scudder Global Discovery Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board,
Director, and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith  R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director; Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
ViCe President

Thomas F. McDonough*
Vice President, Secretary and Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                       28 - Scudder Global Discovery Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       29 - Scudder Global Discovery Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30 - Scudder Global Discovery Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       31 - Scudder Global Discovery Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998

[STYLE BOX]

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

[LOGO]
Seeks above-average capital appreciation over the long-term by investing primarily in equity securities of small companies located throughout the world. Kemper Global Discovery Fund is properly known as Global Discovery Fund.

KEMPER
GLOBAL DISCOVERY FUND

             "...three factors contributed to the shares' strong
                   outperformance, good stock selection, an
                overweighting in Europe, and an underweighting
                       in Asia and Latin America. ..."


                                                           [KEMPER FUNDS LOGO]

ABOUT YOUR REPORT

KEMPER GLOBAL DISCOVERY FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE KEMPER CLASSES) AS OF APRIL 16, 1998. SHARES OF THE FUND OUTSTANDING AS OF APRIL 16, 1998 WERE REDESIGNATED SCUDDER SHARES (CLASS S SHARES). SINCE THIS REPORTING PERIOD ENDS APRIL 30, 1998, THE PERFORMANCE INFORMATION REFERS ONLY TO THE CLASS S SHARES WHICH UNTIL APRIL 16, 1998 WERE THE ONLY OUTSTANDING SHARES OF THE FUND AND HAVE AN INCEPTION DATE OF SEPTEMBER 10, 1991. CLASS S SHARES ARE GENERALLY NOT AVAILABLE TO NEW INVESTORS.

 GLOBAL DISCOVERY FUND TOTAL RETURN

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
                                  [BAR GRAPH]
 NET ASSET VALUE

                                   AS OF      AS OF
                                  4/30/98    10/31/97
 ......................................................
    GLOBAL DISCOVERY FUND           $23.55     $21.64
 ......................................................

Returns are historical for Global Discovery Fund. Class S shares (unlike Class A, B and C shares) do not have any sales charges, 12b-1 fees, or other class specific expenses like Administrative and Transfer Agent expenses. Returns and net asset value fluctuate. Class S shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

GLOBAL DISCOVERY FUND
 LIPPER RANKINGS*

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY


  ......................................................
    1-YEAR                            #2 of 33
 ......................................................
    3-YEAR                            #3 of 21
 ......................................................
    5-YEAR                            #5 of 13
 ......................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                       LONG-TERM
                            INCOME      CAPITAL
                           DIVIDEND       GAIN
 ......................................................
    GLOBAL DISCOVERY FUND   $0.635       $1.410
 ......................................................

*Lipper rankings and performance information are based solely on performance of Class S shares, which have an inception date of September 10, 1991. Kemper Global Discovery Fund Class A, Class B and Class C shares were initially offered on April 16, 1998, and have not yet been ranked. Returns and rankings are based upon changes in net asset value with all dividends reinvested.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  The Morningstar style box is based on Class S
BOX]                       shares of Global Discovery Fund. Source:
                           Morningstar, Inc., Chicago, IL 312-696-6000.
                           (Morningstar Style Box is based on a portfolio date as of April 30, 1998.) The Equity Funds
                           Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

PRICE/EARNINGS RATIO (P/E) (ALSO "EARNINGS MULTIPLE") A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

                                                                     At A GLANCE

                                                                       CONTENTS
                                                                              3
                                                              ECONOMIC OVERVIEW
                                                                              5
                                                             PERFORMANCE UPDATE
                                                                              9
                                                         COUNTRY CONCENTRATIONS
                                                                             10
                                                               LARGEST HOLDINGS
                                                                             11
                                                                      PORTFOLIO
                                                                 OF INVESTMENTS
                                                                             17
                                                                      REPORT OF
                                                        INDEPENDENT ACCOUNTANTS
                                                                             18
                                                           FINANCIAL STATEMENTS
                                                                             21
                                                           FINANCIAL HIGHLIGHTS
                                                                             23
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS

Terms To KNOW

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

                             THE FUND FIRST OFFERED KEMPER CLASSES ON APRIL 16, 1998. THE FUND HAS, HOWEVER, RETAINED THE SAME SKILLED MANAGEMENT TEAM AND STRONG HISTORICAL PERFORMANCE FROM THE DATE OF ITS INCEPTION IN 1991. THE FUND BENEFITED SIGNIFICANTLY FROM ITS INDIVIDUAL STOCK SELECTION APPROACH, AN EMPHASIS ON EUROPEAN HOLDINGS (ONE OF THE BEST PERFORMING REGIONS OVER THE SIX-MONTHS), UNDERWEIGHTINGS IN ASIA, AND MINIMAL PARTICIPATION IN LATIN AMERICA.

Q

      HOW DID THE CLASS S SHARES ("THE SHARES") PERFORM FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998?

A
      The shares returned 20.29 percent, exceeding the 12.11 percent return of the fund's benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index*. The shares also surpassed the 18.85 percent return of the larger-cap MSCI World Index** for the same period. Relative to its peers, the shares have continued to provide top notch competitive returns among similar global small-cap funds: for both the six- and 12-month periods the shares ranked among the top 6 percent of 35 and 33 funds, respectively, as of April 30, 1998.

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

** The Morgan Stanley Capital International World Index is an unmanaged capitalization-weighted measure of global stock markets including: the U.S., Canada, Europe, Australia and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

Q

      HOW DO YOU EXPLAIN THE SHARES' OUTPERFORMANCE OF BOTH SMALL- AND LARGE-CAP STOCK INDICES?

A
      In short, three factors contributed to the shares' strong outperformance: good stock selection, an overweighting in Europe, and an underweighting in Asia and Latin America. Avoiding the weak markets of Asia and Latin America were a big help, but we emphasize individual stock selection, and as such, the fund's weightings are the result of our bottom-up approach, rather than a top-down allocation strategy. Our stock picking has paid off, too, as 60 percent of the shares' returns were from its top ten holdings. Europe, of course, has been one of the best performing areas in the world, as many countries continued to take steps to prepare for European Monetary Union (EMU). Asia, on the other hand, remains troubled. While we have seen some positive progress with several IMF (International Monetary Fund) agreements, we believe the worst is not behind us yet.

PERFORMANCE Update

[MORAN PHOTO]
Gerald J. Moran is a senior vice president of Scudder Kemper Investments, Inc. and is the lead portfolio manager for Kemper Global Discovery Fund. He has managed the fund since its inception in 1991. Moran has more than 30 years of industry experience and has worked exclusively with small company stocks for the last decade. He received a bachelor of arts degree from Yale in 1961.
Views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any
                                                                               5
time, based on market and other conditions.

Q

      HOW DID YOU MANAGE THE PORTFOLIO OVER THE PERIOD?

A
      We continued to stick with our strategy of selecting well-run, rapidly growing companies in diverse markets and industries. Over the six months, we did not make major changes to the portfolio. In fact, many of our strongest contributors to performance have been in the portfolio for many years, such as Bank of Ireland and Germany's MLP (Marschollek Lautenschlaeger und Partner), a leading independent life insurer. Our approach to selecting companies is to seek diversification through exposure to multiple countries, industries and business lines. This tends to result in holdings with a relatively low correlation to one another, thereby reducing overall portfolio volatility. Good examples of this approach are three of the top fund holdings: Network Appliance (U.S. technology), Jeronimo Martins (supermarkets in Portugal, Brazil, and Poland), and Bank of Ireland. The performance of each of these stocks is driven by different factors.

Q

      EUROPE WAS THE TOP-PERFORMING REGION OVER THE SIX-MONTH PERIOD. WHAT IS HAPPENING THERE?

A
      The fund's European holdings continued to comprise a substantial share of the portfolio and have been important contributors to the shares' outperformance. Over the period, expectations for a single currency continued to build, and near period end EMU member nations (11 of 15 Western European countries) agreed to merge currencies into the new euro. Because the potential benefits should be substantial, many markets rose strongly.

Q

      NOT ALL THE MEMBERS OF THE EMU ARE ON EXACTLY THE SAME FOOTING. TELL US ABOUT THE SO-CALLED "PERIPHERAL" COUNTRIES.

A
      Peripheral countries are those that historically did not meet the strict debt and deficit level requirements for joining EMU. As a result, these countries (including Ireland, Portugal, Spain, and Italy) traditionally have had higher interest rates and unemployment, and proportionately larger budget deficits than non-peripheral countries, such as Germany. In the past few years, however, government policymakers in these countries have succeeded in bringing their financial budgets into compliance. Joining a common currency essentially requires equal interest rates among all EMU countries. The resulting economic stimulation brought about by lower interest rates has been especially favorable for stock markets in these countries.

Q

      WHAT ARE THE RISKS?

A
      Political instability is the primary risk, as illustrated by the recent dissension over who should head the new central bank. Longer term, the comfortable lifestyles and generous benefit programs that Europeans currently enjoy may drag down the competitiveness of some companies. As the markets become deregulated, companies that maintain these practices will likely become uncompetitive in the local and global markets, which could result in higher unemployment. More importantly, the economic situation will differ from country to

BAR GRAPH

                                                              Performance UPDATE
country, but the election of a common currency precludes a participating country from adopting a separate monetary policy to address its specific needs. While there are always concerns with changes of this magnitude, we believe the benefits far outweigh the risks.

Q

      YOU BELIEVE THAT SMALL EUROPEAN COMPANIES WILL HAVE SOME ADVANTAGES IN THIS ENVIRONMENT. WHAT IS DIFFERENT ABOUT SMALL COMPANIES IN EUROPE?

A
      We think that the experience of the United States will be replicated. Small companies have been responsible for virtually all employment growth in the United States over the last decade. We think that European governments will increasingly take steps to foster an environment more favorable to entrepreneurs, thereby encouraging the formation of small companies. We have already seen some steps in this direction with the establishment of several new stock exchanges including the Neuer Markt in Germany and the Nouveau Marche in France.

Q

      IRELAND IS ONE OF THE FUND'S LARGEST COUNTRY POSITIONS AMONG ITS EUROPEAN HOLDINGS AND WAS THE LARGEST EUROPEAN CONTRIBUTOR TO THE SHARES' PERFORMANCE. WHAT IS SPECIAL ABOUT IRELAND?

A
      The fund's holdings in Ireland have been excellent performers, with one-quarter of the shares' gains over the six months coming from this tiny country alone. Ireland has been a favorite among U.S. multinationals as a springboard for selling into Europe. For example, over 60 percent of the software imported into Europe comes through Ireland. It is still cost competitive versus other countries in Europe and has directed its educational system to produce high level employees that are sought by U.S. technology and pharmaceutical companies. As English is clearly the global language of business, Ireland stands out as the only English-speaking country in the EMU. Already a number of companies such as Citibank have established significant operations there. As a "peripheral" country, interest rates have already declined in Ireland, thereby further stimulating the local economy. Fund holdings Bank of Ireland and Irish Life have benefited significantly as a result. Finally, with a significantly younger population than their European neighbors and without the heavy burden of excessive promises made to an aging population, the stage has been set in Ireland for future productivity gains.

  One theme that we have been capitalizing on throughout the portfolio is Europeans' propensity for cellular phones. We hold ESAT Telecom, an Irish cellular phone company that was among the fund's top ten contributors to performance over the six-month period. Europeans have a much higher comfort and usage level of cellular phones than Americans. This theme carries over into Portugal where we held shares of Telecel-Comunicacoes Pessoais, which is also benefiting from the growth of the telecommunications industry in Europe.

Q

      WHAT ABOUT THE TREND OF AGING BABY BOOMERS? DO YOU HAVE ANY HOLDINGS THAT ARE A PLAY ON THIS GROUP?

A
      We have several holdings that should benefit from the aging world population, including shares of two vision care companies: Sola International and Wesley Jessen VisionCare, both U.S. companies. Sola is an eyeglass lens manufacturer. The company has a global platform for distribution and has developed more expensive, high-tech trifocal lenses that are much lighter than traditional lenses. We think as the population ages, many more people will need them, boding well for expansion.

  Wesley Jessen VisionCare makes soft contact lenses that are available in different colors, allowing customers to change the color of their eyes. The company also makes hard toric lenses for astigmatism and lenses that provide UV protection. We think people are more willing to pay up for eyewear, and with Wesley's leadership position in this field, we believe the company is well positioned to benefit.

  Continuing with the aging population theme, we also held shares in Total Renal Care in the United States. As people live longer, there is going to be an increasing demand for kidney dialysis treatments. Like Fresenius in Germany and Gambro in Sweden, this business has gone global. Dialysis is an expensive service funded by the government with 7-8 percent annual growth in demand because of the high growth in the older age group. We like the business because a significant share of the company's revenues are repeat revenues. Companies generating repeat or "annuity-type" revenues help to mitigate investment risk.

Q

      MILLICOM INTERNATIONAL CELLULAR WAS THE ONLY HOLDING IN THE TOP TEN THAT DIDN'T MAKE A POSITIVE CONTRIBUTION TO PERFORMANCE. WHY?

A
      The company announced a break-up that has not been well understood by investors. Because the company has operations in Latin America, Europe, and Asia, investors have been unsure about how to value the company's various components. In addition, the stock has also been negatively affected by the Asian crisis. We think the business

PERFORMANCE Update
is very attractive and that the stock was significantly undervalued at the end of the period. As a result, we have held on to this position.

Q

      YOU HAVE NOT MENTIONED ANY COMPANIES IN THE UNITED KINGDOM. ARE THERE ANY SUCCESS STORIES THERE?

A
      There are a number. Serco Group, which is one of our UK holdings, keeps rolling along. The company is a leading example of the global trend toward outsourcing. Serco has been taking over the operation of public water services, maintenance of military areas, and -- in cooperation with Wackenhut of the U.S. -- prisons. Serco Group has been successful exporting services abroad, especially to Australia.

Q

      WHERE DO WE GO FROM HERE?

A
      As an "equity culture" develops in Europe (traditionally investors have preferred bonds and interest bearing investments offered by banks), we think there will be tremendous opportunity for small company investing. Companies in Germany especially have a considerable way to go to integrate equity investment into the corporate financing system. We also think Eastern Europe presents some attractive investment possibilities. With U.S. market valuations relatively high and the economic cycle extended, we expect to find more attractive opportunities abroad. Asia has some promising companies, but we believe the region is not out of the woods yet, and risk exceeds opportunity at this juncture. As events unfold in the United States, Europe, and Asia in the months ahead, we intend to continue with our individual stock selection approach which has served the fund well to-date.

                                                              Performance UPDATE

COUNTRY CONCENTRATIONS

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL DISCOVERY FUND

Based on total common stocks as of April 30, 1998

                      [GEOGRAPHIC COMPOSITION BAR GRAPH]

UNITED STATES                                   40.43%
UNITED KINGDOM                                  10.92%
IRELAND                                         10.68%
PORTUGAL                                         5.70%
ITALY                                            4.66%
MISCELLANEOUS                                    4.05%
GERMANY                                          3.21%
JAPAN                                            3.04%
NETHERLANDS                                      2.85%
SWITZERLAND                                      2.85%
LUXEMBOURG                                       2.46%
FRANCE                                           2.19%
CZECH REPUBLIC                                   1.89%
SWEDEN                                           1.43%
HUNGARY                                          1.29%
SPAIN                                            1.19%
AUSTRIA                                          1.16%



KEMPER GLOBAL DISCOVERY FUND'S TOP 20 HOLDINGS*

Representing 53.26 percent of the fund's total common stock holdings on April 30, 1998


                                    HOLDING                                   COUNTRY          PERCENT
-----------------------------------------------------------------------------------------------------

1.          BANK OF IRELAND PLC                                       Ireland                   4.65%
-----------------------------------------------------------------------------------------------------

2.          NETWORK APPLIANCE, INC.                                   United States             3.97%
-----------------------------------------------------------------------------------------------------

3.          SERCO GROUP PLC                                           United Kingdom            3.66%
-----------------------------------------------------------------------------------------------------

4.          JERONIMO MARTINS S.A.                                     Portugal                  3.61%
-----------------------------------------------------------------------------------------------------

5.          BILLING CONCEPTS                                          United States             3.54%
-----------------------------------------------------------------------------------------------------

6.          STERLING COMMERCE, INC.                                   United States             3.44%
-----------------------------------------------------------------------------------------------------

7.          SOLA INTERNATIONAL, INC.                                  United States             3.24%
-----------------------------------------------------------------------------------------------------

8.          PROVIDENT FINANCIAL PLC                                   United Kingdom            2.46%
-----------------------------------------------------------------------------------------------------

9.          MILLICOM INTERNATIONAL CELLULAR S.A.                      Luxembourg                2.46%
-----------------------------------------------------------------------------------------------------

10.         VITESSE SEMICONDUCTOR CORP.                               United States             2.42%
-----------------------------------------------------------------------------------------------------

11.         KUONI REISEN AG                                           Switzerland               2.35%
-----------------------------------------------------------------------------------------------------

12.         SHOHKOH FUND & CO., LTD.                                  Japan                     2.34%
-----------------------------------------------------------------------------------------------------

13.         TELECEL-COMUNICACOES PESSOAIS, S.A.                       Portugal                  2.09%
-----------------------------------------------------------------------------------------------------

14.         FISERV INC.                                               United States             2.07%
-----------------------------------------------------------------------------------------------------

15.         IRISH LIFE PLC                                            Ireland                   1.98%
-----------------------------------------------------------------------------------------------------

16.         IHC CALAND NV                                             Netherlands               1.97%
-----------------------------------------------------------------------------------------------------

17.         MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG                Germany                   1.96%
-----------------------------------------------------------------------------------------------------

18.         CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.                   Czech Republic            1.89%
-----------------------------------------------------------------------------------------------------

19.         AXOGEN LTD.                                               United States             1.60%
-----------------------------------------------------------------------------------------------------

20.         AEROPORTI DI ROMA SPA                                     Italy                     1.56%
-----------------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

                                                                Largest HOLDINGS

KEMPER GLOBAL DISCOVERY FUND

Portfolio of Investments at April 30, 1998


                                                                                           PRINCIPAL
         REPURCHASE AGREEMENTS--5.2%                                                        AMOUNT      MARKET VALUE
                                             Repurchase Agreement with Donaldson, Lufkin
                                               & Jenrette dated 4/30/98 at 5.5%, to be
                                               repurchased at $20,923,196 on 5/1/98,
                                               collateralized by a $17,070,000 U.S.
                                               Treasury Bond, 7.875%, 2/15/21 (Cost
                                               $20,920,000)                               $20,920,000   $20,920,000
            COMMON STOCKS--94.8%                                                            SHARES      MARKET VALUE
    ARGENTINA--0.7%                          Siderca SA
                                               (STEEL PRODUCER)                             1,201,163     2,895,223
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    AUSTRALIA--0.1%                          CI Technologies Group Ltd.
                                               (DEVELOPER OF PROCESS MONITORING AND
                                               INDUSTRIAL AUTOMATION SOFTWARE)                206,600       363,838
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    AUSTRIA--1.1%                            Schoeller Bleckmann Oilfield Equipment AG
                                               (MANUFACTURER OF COMPONENTS FOR OIL AND
                                               GAS DRILLING EQUIPMENT)                         17,000     2,127,272
                                             Topcall International AG
                                               (MANUFACTURER OF ELECTRONIC MESSAGING
                                               SYSTEMS)                                           500       542,510
                                             VAE Eisenbahnsysteme (Bearer) AG
                                               (MANUFACTURER OF ELECTRONIC RAILROAD
                                               CONTROL SYSTEMS)                                18,000     1,734,923
                                             ---------------------------------------------------------------------------
                                                                                                          4,404,705
------------------------------------------------------------------------------------------------------------------------
    CANADA--0.6%                             Canadian 88 Energy Corp.*
                                               (OIL AND NATURAL GAS EXPLORATION AND
                                               PRODUCTION)                                    384,500     1,881,707
                                             StressGen Biotechnologies Corp. "A"*
                                               (DEVELOPER OF PRODUCTS FOR TREATMENT OF
                                               CANCER AND CERTAIN INFECTIOUS DISEASES)        205,000       444,297
                                             ---------------------------------------------------------------------------
                                                                                                          2,326,004
------------------------------------------------------------------------------------------------------------------------
    CHILE--0.4%                              Linea Aerea Nacional de Chile* (ADR)
                                               (PROVIDER OF DOMESTIC AND INTERNATIONAL
                                               PASSENGER AND CARGO AIR SERVICES)              114,050     1,553,931
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CROATIA--0.2%                            Pliva D.D. (GDR)
                                               (PHARMACEUTICAL COMPANY)                        45,600       825,360
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CZECH REPUBLIC--1.8%                     Central European Media Enterprises Ltd.
                                               "A"*
                                               (OWNER AND OPERATOR OF NATIONAL AND
                                               REGIONAL PRIVATE COMMERCIAL TELEVISION
                                               STATIONS IN CENTRAL EUROPE AND GERMANY)        257,700     7,199,494
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FINLAND--0.1%                            KCI Konecranes International "B"
                                               (MANUFACTURER OF ELEVATORS)                      9,500       453,973
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF Investments


                                                                      SHARES                            MARKET VALUE
    FRANCE--2.1%                             Alliance et Gestion Commerciale
                                               (MANUFACTURER AND RENTER OF MODULAR
                                               BUILDINGS)                                       4,942   $   509,739
                                             Altran Technologies, SA
                                               (ENGINEERING AND CONSULTING SERVICES FOR
                                               AEROSPACE, TELECOMMUNICATIONS AND
                                               ELECTRONICS FIELDS)                             33,516     5,347,171
                                             Dassault Systemes SA
                                               (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                               ENGINEERING SOFTWARE PRODUCTS)                  42,691     1,676,106
                                             Leon de Bruxelles SA*
                                               (OPERATOR OF LOW COST FAMILY RESTAURANTS)        3,816       403,121
                                             Penauille Polyservices SA
                                               (INDUSTRIAL CLEANING AND SECURITY
                                               SERVICES)                                        1,460       414,124
                                             ---------------------------------------------------------------------------
                                                                                                          8,350,261
------------------------------------------------------------------------------------------------------------------------
    GERMANY--3.0%                            Beta Systems Software AG*
                                               (DEVELOPER OF PROCESSING AUTOMATION
                                               SOFTWARE)                                       26,653     2,103,598
                                             Kamps AG*
                                               (PRODUCER AND DISTRIBUTOR OF BAKED GOODS)       17,256       485,719
                                             Marschollek Lautenschlaeger und Partner AG (pfd.)
                                               (LEADING INDEPENDENT LIFE INSURANCE
                                               COMPANY)                                        19,100     7,446,881
                                             Pfeifer Vacuum Technology AG (ADR)*
                                               (MANUFACTURER OF VARIOUS PUMPS AND VACUUM
                                               SYSTEMS)                                        30,800     2,182,950
                                             ---------------------------------------------------------------------------
                                                                                                         12,219,148
------------------------------------------------------------------------------------------------------------------------
    HUNGARY--1.2%                            Richter Gedeon Rt
                                               (PHARMACEUTICAL COMPANY)                        26,200     2,806,721
                                             Richter Gedeon Rt (GDR)                           19,800     2,108,700
                                             ---------------------------------------------------------------------------
                                                                                                          4,915,421
------------------------------------------------------------------------------------------------------------------------
    IRELAND--10.1%                           Bank of Ireland PLC
                                               (BANK)                                         873,768    17,723,074
                                             ESAT Telecom Group PLC* (ADR)
                                               (PROVIDER OF TELECOMMUNICATION SERVICES
                                               IN THE REPUBLIC OF IRELAND)                    111,800     3,577,600
                                             Irish Continental Group PLC
                                               (TRANSPORT OF PASSENGERS, FREIGHT AND
                                               CONTAINERS BETWEEN IRELAND, THE U.K. AND
                                               THE CONTINENT)                                 184,505     3,315,067
                                             Irish Life PLC
                                               (PROVIDER OF LIFE AND DISABILITY
                                               INSURANCE AND PENSIONS)                        814,550     7,557,766
                                             Irish Permanent PLC
                                               (RETAIL FINANCIAL SERVICES GROUP)              182,152     2,454,593
                                             Jury's Hotel Group PLC
                                               (HOTEL OPERATOR)                               501,255     4,362,392
                                             Ryan Hotels PLC
                                               (OWNER AND OPERATOR OF HOTEL CHAIN)          1,213,200     1,668,909
                                             ---------------------------------------------------------------------------
                                                                                                         40,659,401
------------------------------------------------------------------------------------------------------------------------
    ISRAEL--0.4%                             ESC Medical Systems Ltd.*
                                               (PRODUCER OF DEVICES FOR NON-INVASIVE
                                               TREATMENT OF BENIGN VASCULAR LESIONS)           44,100     1,433,250
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS


                                                                      SHARES                            MARKET VALUE
    ITALY--4.4%                              Aeroporti di Roma SpA
                                               (MANAGEMENT OF FIUMICINO AND CIAMPINO
                                               AIRPORTS)                                      425,500   $ 5,957,264
                                             Bulgari SpA
                                               (MANUFACTURER AND RETAILER OF FINE
                                               JEWELRY, LUXURY WATCHES AND PERFUMES)          444,800     2,714,477
                                             Saes Getters SpA di Risparmio
                                               (MANUFACTURER OF GETTERS, REFINED
                                               CHEMICALS USED IN CATHODE-RAY TUBES AND
                                               OTHER MONITORS)                                208,300     2,487,112
                                             Safilo SpA
                                               (MANUFACTURER OF FRAMES FOR GLASSES)            66,400     2,275,372
                                             Saipem SpA
                                               (INTERNATIONAL CONTRACTOR IN OIL AND GAS
                                               EXPLORATION AND DRILLING, CONSTRUCTION OF
                                               REFINERIES AND PIPELINES)                      748,000     4,303,001
                                             ---------------------------------------------------------------------------
                                                                                                         17,737,226
------------------------------------------------------------------------------------------------------------------------
    JAPAN--2.9%                              Riso Kagaku Corp.
                                               (MANUFACTURER OF COPYING MACHINES)              50,900     2,655,686
                                             Shohkoh Fund & Co., Ltd.
                                               (FINANCE COMPANY FOR SMALL- AND MEDIUM-
                                               SIZED FIRMS)                                    28,000     8,900,634
                                             ---------------------------------------------------------------------------
                                                                                                         11,556,320
------------------------------------------------------------------------------------------------------------------------
    LUXEMBOURG--2.3%                         Millicom International Cellular SA*
                                               (DEVELOPER AND OPERATOR OF CELLULAR
                                               TELEPHONE NETWORKS)                            239,000     9,350,875
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MEXICO--0.4%                             TV Azteca, SA de C.V. (ADR)
                                               (OWNER AND OPERATOR OF NATIONAL
                                               TELEVISION NETWORKS)                            92,700     1,726,538
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--2.7%                        De Telegraaf Holding NV
                                               (LEADING PUBLISHER OF NEWSPAPERS,
                                               MAGAZINES AND BOOKS)                            69,600     1,615,880
                                             IHC Caland NV
                                               (DREDGING AND OFFSHORE SERVICES)               129,000     7,509,727
                                             Koninklijke Nedlloyd Groep NV
                                               (CONTAINER SHIPPING AND TRANSPORTATION)         71,400     1,714,222
                                             ---------------------------------------------------------------------------
                                                                                                         10,839,829
------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--0.2%                        International Container Terminal Services,
                                               Inc.*
                                               (CONTAINERIZED CARGO HANDLING FIRM)          4,909,800       648,118
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    POLAND--0.8%                             Debica SA "A"
                                               (TIRE MANUFACTURER)                             74,100     1,887,134
                                             Pioneer Poland Fund
                                               (CLOSED-END INVESTMENT COMPANY)(B)(C)                3     1,361,061
                                             ---------------------------------------------------------------------------
                                                                                                          3,248,195
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF Investments


                                                                      SHARES                            MARKET VALUE
    PORTUGAL--5.4%                           Jeronimo Martins SA
                                               (FOOD PRODUCER AND RETAILER)                   293,675   $13,732,085
                                             Telecel-Comunicacoes Pessoais, S.A.*
                                               (CELLULAR COMMUNICATION SERVICES)               44,366     7,960,407
                                             ---------------------------------------------------------------------------
                                                                                                         21,692,492
------------------------------------------------------------------------------------------------------------------------
    SPAIN--1.1%                              Aldeasa SA
                                               (OPERATOR OF AIRPORT DUTY-FREE SHOPS)           49,500     1,787,590
                                             Tele Pizza, SA*
                                               (OPERATOR OF FAST-FOOD PIZZA RESTAURANTS
                                               IN SPAIN, PORTUGAL, POLAND, MEXICO AND
                                               CHILE)                                          19,200     2,760,867
                                             ---------------------------------------------------------------------------
                                                                                                          4,548,457
------------------------------------------------------------------------------------------------------------------------
    SWEDEN--1.4%                             OM Gruppen AB (Free)
                                               (OPERATOR OF FINANCIAL EXCHANGES AND
                                               CLEARING ORGANIZATIONS)                        230,400     4,597,882
                                             TV 4 AB
                                               (BROADCASTER OF NEWS, SPORTS,
                                               DOCUMENTARIES, ENTERTAINMENT; PROGRAM
                                               PRODUCER)                                       44,200       856,368
                                             ---------------------------------------------------------------------------
                                                                                                          5,454,250
------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--2.7%                        Kuoni Reisen AG (Registered)
                                               (TRAVEL AGENCY)                                  1,670     8,959,347
                                             Phoenix Mecano AG (Bearer)
                                               (MANUFACTURER OF HOUSINGS AND COMPONENTS
                                               FOR COMPUTERS)                                   3,537     1,897,557
                                             ---------------------------------------------------------------------------
                                                                                                         10,856,904
------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--10.4%                    ARM Holdings PLC*
                                               (PRODUCER OF RISC MICROPROCESSORS,
                                               TECHNOLOGY AND SOFTWARE)                        30,600       424,832
                                             Aegis Group PLC
                                               (LEADING INDEPENDENT MEDIA SERVICES
                                               GROUP)                                         532,187       818,974
                                             Avis Europe PLC
                                               (CAR RENTAL SERVICES)                          109,400       422,715
                                             Corporate Services Group PLC
                                               (EMPLOYMENT SERVICES AND TRAINING)           1,372,500     5,532,830
                                             Expro International Group PLC
                                               (PROVIDER OF OILFIELD SERVICES)                438,900     3,722,129
                                             Games Workshop Group PLC
                                               (MANUFACTURER OF TABLE TOP WAR GAME
                                               SYSTEMS AND MINIATURES)                        163,000     2,194,833
                                             Provident Financial PLC
                                               (PERSONAL FINANCE GROUP)                       561,192     9,377,669
                                             RM PLC
                                               (INFORMATION TECHNOLOGY SOLUTIONS FOR
                                               EDUCATIONAL MARKETS)                           135,500     3,003,123
                                             Regent Inns PLC
                                               (OWNER AND OPERATOR OF HOTELS AND
                                               RESTAURANTS)                                   340,900     2,166,848
                                             Serco Group PLC
                                               (FACILITIES MANAGEMENT COMPANY)                703,700    13,924,841
                                             ---------------------------------------------------------------------------
                                                                                                         41,588,794
------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--38.3%                     Access Health, Inc.*
                                               (PERSONAL HEALTH MANAGEMENT SERVICES)           48,500     1,636,875
                                             Aptargroup, Inc.
                                               (MANUFACTURER OF PACKAGING EQUIPMENT
                                               COMPONENTS)                                     59,100     3,693,750

                                                        Portfolio of INVESTMENTS


                                                                      SHARES                            MARKET VALUE
                                             Axogen Ltd. (ADR)*
                                               (FUTURE DEVELOPMENT OF THERAPEUTIC
                                               PRODUCTS FOR TREATMENT OF NEUROLOGICAL
                                               DISORDERS)                                     106,100   $ 6,100,750
                                             BE Aerospace, Inc.*
                                               (AIRLINE AUDIO/VIDEO CONTROL SYSTEMS)           84,400     2,632,225
                                             Barrett Resources Corp.*
                                               (OIL AND GAS EXPLORATION AND PRODUCTION)        64,600     2,398,275
                                             Benton Oil & Gas Co.*
                                               (OIL AND GAS EXPLORATION, DEVELOPMENT AND
                                               PRODUCTION)                                    200,000     2,437,500
                                             Billing Concepts Corp.*
                                               (BILLING AND INFORMATION MANAGEMENT
                                               SERVICES)                                      481,000    13,468,000
                                             Black Box Corp.*
                                               (MANUFACTURER OF WIDE AREA NETWORKING
                                               PRODUCTS, DIRECT MARKETING OF COMPUTER
                                               PRODUCTS)                                       23,300       774,725
                                             Cintas Corp.
                                               (UNIFORM RENTALS)                               62,200     2,962,275
                                             Computer Motion, Inc.*
                                               (DEVELOPS AND MARKETS PROPRIETARY ROBOTIC
                                               AND COMPUTERIZED SURGICAL SYSTEMS)               4,700        60,513
                                             Concentra Managed Care, Inc.*
                                               (PROVIDER OF INTEGRATED NONRISK-BEARING
                                               WORKERS' COMPENSATION MANAGED CARE)            148,100     4,609,613
                                             Dallas Semiconductor Corp.
                                               (MANUFACTURER OF SILICON INTEGRATED
                                               CIRCUITS AND SUBSYSTEMS)                        36,400     1,403,675
                                             Eagle USA Airfreight, Inc.*
                                               (AIRFREIGHT FORWARDING SERVICES)                14,500       476,688
                                             Fiserv Inc.*
                                               (DATA PROCESSING SERVICES)                     120,775     7,895,666
                                             G & K Services, Inc. "A"
                                               (UNIFORM RENTALS)                               52,100     2,097,025
                                             General Communication, Inc. "A"*
                                               (TELECOMMUNICATION SERVICES)                   332,200     2,346,163
                                             Harveys Casino Resorts
                                               (OWNER AND OPERATOR OF HOTEL/CASINO
                                               PROPERTIES)                                    115,300     3,127,513
                                             Healthcare Recoveries, Inc.*
                                               (PROVIDER OF RECOVERY SERVICES FOR
                                               PRIVATE HEALTHCARE PAYORS)                      17,300       413,038
                                             IDX Systems Corp.*
                                               (PROVIDER OF HEALTH CARE INFORMATION
                                               SYSTEMS TO PHYSICIAN GROUPS AND ACADEMIC
                                               MEDICAL CENTERS)                               109,500     4,770,094
                                             JLK Direct Distribution Inc. "A"*
                                               (MANUFACTURER OF METALWORKING TOOLS)            20,700       677,925
                                             MBIA, Inc.
                                               (INSURER OF MUNICIPAL BONDS)                    43,852     3,272,456
                                             Network Appliance, Inc.*
                                               (DESIGNER AND MANUFACTURER OF NETWORK
                                               DATA STORAGE DEVICES)                          418,800    15,102,969
                                             North Fork Bancorporation, Inc.
                                               (COMMERCIAL AND SAVINGS BANK HOLDING
                                               COMPANY)                                        10,600       393,525
                                             Samsonite Corp.*
                                               (LUGGAGE MANUFACTURER)                          85,200     2,449,500

PORTFOLIO OF Investments


                                                                      SHARES                            MARKET VALUE
                                             Security Dynamics Technologies, Inc.*
                                               (DESIGNER, DEVELOPER AND SUPPORTER OF A
                                               FAMILY OF SECURITY PRODUCTS USED TO
                                               MANAGE ACCESS TO COMPUTER-BASED
                                               INFORMATION RESOURCES)                          53,100   $ 1,281,038
                                             Sepracor, Inc.*
                                               (DEVELOPER OF ENHANCED FORMS OF EXISTING
                                               PHARMACEUTICALS)                                64,700     2,992,375
                                             Sola International, Inc.*
                                               (MANUFACTURER OF PLASTIC EYEGLASS LENSES)      290,200    12,333,500
                                             Sterling Commerce, Inc.*
                                               (PRODUCER OF ELECTRONIC DATA INTERCHANGE
                                               PRODUCTS AND SERVICES)                         307,934    13,106,441
                                             Suiza Foods Corp.*
                                               (FOOD DISTRIBUTOR)                              71,400     4,230,450
                                             Symbol Technologies Inc.
                                               (MANUFACTURER OF BAR CODE LASER SCANNERS)      111,600     4,296,600
                                             TCI Satellite Entertainment, Inc.*
                                               (TELEVISION PROGRAMMING VIA DIGITAL
                                               SATELLITE)                                     568,500     4,476,938
                                             Tiffany & Co.
                                               (RETAILER OF JEWELRY AND GIFT ITEMS)           125,400     5,705,700
                                             Total Renal Care Holdings, Inc.*
                                               (DIALYSIS SERVICES FOR TREATMENT OF
                                               CHRONIC KIDNEY FAILURE)                        128,499     4,256,529
                                             Tower Realty Trust, Inc. (REIT)
                                               (DEVELOPER AND MANAGER OF OFFICE
                                               PROPERTIES)                                     55,200     1,304,100
                                             Vantive Corp.*
                                               (PROVIDER OF CUSTOMER INTERACTION
                                               APPLICATIONS SOFTWARE)                          12,900       412,800
                                             Vincam Group, Inc.*
                                               (PROVIDER OF SOLUTIONS TO COMPLEXITIES
                                               AND COSTS OF EMPLOYMENT AND PERSONNEL)          30,000       813,750
                                             Vitesse Semiconductor Corp.*
                                               (MANUFACTURER OF DIGITAL INTEGRATED
                                               CIRCUITS)                                      159,500     9,201,156
                                             Wackenhut Corrections Corp.*
                                               (MANAGER OF PRIVATIZED CORRECTIONAL AND
                                               DETENTION FACILITIES)                           89,800     2,346,025
                                             Wesley Jessen VisionCare, Inc.*
                                               (MANUFACTURER OF SOFT CONTACT LENSES)           65,300     2,016,138
                                             ---------------------------------------------------------------------------
                                                                                                        153,974,278
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $224,700,292)                                        380,822,285
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $245,620,292) (a)                                    $401,742,285
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $251,363,819. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $150,378,466. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $157,851,623 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,473,157.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,361,061 (.34% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $1,477,500.

(c) Market value and cost reflect full payment. The remaining installments which total $369,375 will be payable upon thirty days prior notice from Pioneering Management Limited.

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

                                                        Portfolio of INVESTMENTS

THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC.

AND TO THE SHAREHOLDERS OF GLOBAL DISCOVERY FUND

  We have audited the accompanying statement of assets and liabilities of Global Discovery Fund (formerly Scudder Global Discovery Fund) including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

                                                           COOPERS & LYBRAND LLP

                                          Boston, Massachusetts

                                          June 18, 1998

REPORT OF Independent Accountants

STATEMENT OF ASSETS AND LIABILITIES

as of April 30, 1998

 ASSETS
Investments, at market (identified cost $245,620,292)           $401,742,285
----------------------------------------------------------------------------
Cash                                                                     441
----------------------------------------------------------------------------
Receivable for investments sold                                       90,510
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      148,808
----------------------------------------------------------------------------
Dividends and interest receivable                                    710,260
----------------------------------------------------------------------------
Foreign taxes recoverable                                             44,418
----------------------------------------------------------------------------
Other assets                                                           3,964
----------------------------------------------------------------------------
    TOTAL ASSETS                                                 402,740,686
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    724,436
----------------------------------------------------------------------------
Accrued management fee                                               363,935
----------------------------------------------------------------------------
Other payables and accrued expenses                                  611,758
----------------------------------------------------------------------------
    Total liabilities                                              1,700,129
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $401,040,557
----------------------------------------------------------------------------
 NET ASSETS
Accumulated distributions in excess of net investment income     (10,802,086)
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on:
  Investments                                                    156,121,993
----------------------------------------------------------------------------
  Foreign currency related transactions                                3,494
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (1,111,741)
----------------------------------------------------------------------------
Paid-in capital                                                  256,828,897
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $401,040,557
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($633,232 / 26,908 shares of capital stock outstanding)             $23.53
----------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $24.97
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($154,157 / 6,547 shares of capital stock outstanding)              $23.55
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($19,935 / 847 shares of capital stock outstanding)                 $23.54
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($400,233,233 / 16,997,442 shares of capital stock
  outstanding)                                                        $23.55
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            Financial STATEMENTS

STATEMENT OF OPERATIONS

Six months ended April 30, 1998

 INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $87,798)          $ 1,396,302
---------------------------------------------------------------------------
  Interest                                                          611,742
---------------------------------------------------------------------------
                                                                  2,008,044
---------------------------------------------------------------------------
Expenses:
  Management fee                                                  1,944,544
---------------------------------------------------------------------------
  Services to shareholders                                          546,020
---------------------------------------------------------------------------
  Custodian and accounting fees                                     221,838
---------------------------------------------------------------------------
  Directors' fees and expenses                                       21,047
---------------------------------------------------------------------------
  Reports to shareholders                                            53,326
---------------------------------------------------------------------------
  Auditing                                                           40,959
---------------------------------------------------------------------------
  Legal                                                              10,557
---------------------------------------------------------------------------
  Registration fees                                                  21,484
---------------------------------------------------------------------------
  Other                                                              21,078
---------------------------------------------------------------------------
                                                                  2,880,853
---------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (872,809)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
  Investments                                                    (1,078,184)
---------------------------------------------------------------------------
  Foreign currency related transactions                              13,365
---------------------------------------------------------------------------
                                                                 (1,064,819)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    68,620,790
---------------------------------------------------------------------------
  Foreign currency related transactions                              16,649
---------------------------------------------------------------------------
                                                                 68,637,439
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       67,572,620
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $66,699,811
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED                 YEAR ENDED
                                                                  APRIL 30,               OCTOBER 31,
                                                                    1998                     1997
 INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                           $    (872,809)           $  (2,090,766)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions            (1,064,819)              26,874,290
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   68,637,439               12,247,359
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       66,699,811               37,030,883
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income (Class S)                                  (9,815,437)              (2,252,537)
------------------------------------------------------------------------------------------------------
  Net realized gains (Class S)                                    (21,794,909)             (14,901,393)
------------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                        92,475,119              129,503,033
------------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                    29,399,080               16,335,810
------------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (105,045,061)            (167,423,822)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                                     16,829,138              (21,584,979)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  51,918,603               (1,708,026)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 349,121,954              350,829,980
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$10,802,086 and $113,840, respectively)                         $ 401,040,557            $ 349,121,954
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            Financial STATEMENTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

For the Period April 16, 1998 (commencement of sale of Class A, B and C shares) to April 30, 1998

                                                                CLASS A           CLASS B           CLASS C
Net asset value, beginning of period                             $23.98            $23.98            $23.98
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      .00               .00               .00
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                     (.45)             (.43)             (.44)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.45)             (.43)             (.44)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $23.53            $23.55            $23.54
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                              (1.88)**          (1.79)**          (1.83)**
 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               .6                .2               .02
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net assets
(%)                                                                1.95*             2.83*             2.80*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                          .92*              .04*              .07*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        36.2*             36.2*             36.2*
---------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

FINANCIAL Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            CLASS S(B)
                                                                                                                FOR THE
                                                                                                                PERIOD
                                                                                                             SEPTEMBER 10,
                                                                                                                 1991
                                                                                                             (COMMENCEMENT
                                                                                                                  OF
                                        SIX MONTHS                                                            OPERATIONS)
                                          ENDED                     YEARS ENDED OCTOBER 31,                   TO OCTOBER
                                        APRIL 30,    -----------------------------------------------------        31,
                                        1998(A)(B)   1997(A)   1996(A)    1995     1994     1993     1992        1991
Net asset value, beginning of period      $21.64     $20.45    $17.54    $16.27   $16.14   $12.05   $11.92      $12.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.05)      (.12)     (.04)     (.03)    (.02)     .04      .07         .01
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         4.01       2.30      3.59      1.38      .48     4.24      .08        (.09)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations            3.96       2.18      3.55      1.35      .46     4.28      .15        (.08)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                (.64)      (.13)     (.20)       --       --     (.07)    (.02)         --
--------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income          --         --        --        --     (.18)      --       --          --
--------------------------------------------------------------------------------------------------------------------------
  From net realized gains on investment
  transactions                             (1.41)      (.86)     (.44)     (.08)    (.15)    (.12)      --          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (2.05)      (.99)     (.64)     (.08)    (.33)    (.19)    (.02)         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $23.55     $21.64    $20.45    $17.54   $16.27   $16.14   $12.05      $11.92
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                           20.29**    11.14     20.97      8.32     2.80(C)  36.04(C)   1.26(C)      (.67)(C)**
 RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)       400        349       351       255      256      198       55           9
--------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to
average daily net assets (%)                1.63*      1.63      1.60      1.69     1.70     1.50     1.50        1.50*
--------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily
net assets (%)                              1.63*      1.63      1.60      1.69     1.76     2.01     2.53       15.34*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets (%)             (.49)*     (.58)     (.20)     (.12)    (.28)     .53      .78        2.47*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 36.2*      60.5      63.0      43.7     45.8     54.6     23.4          --
--------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) On April 16, 1998 existing shares of the Fund were designated as Class S shares and are generally not available to new investors.

(c) Total return would have been lower had certain expenses not been reduced.

 * Annualized

** Not annualized

                                                            Financial HIGHLIGHTS

--------------------------------------------------------------------------------
1
     SIGNIFICANT
     ACCOUNTING POLICIES     Global Discovery Fund (the "Fund") is a diversified
                             series of Global/International Fund, Inc. (formally known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company
                             Act of 1940, as amended, as an open-end management investment company.

                             Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares ("Class S"). Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S is generally not available to new investors and is not subject to initial or contingent deferred sales charges. Although shareholders of different classes of the Fund have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO Financial Statements

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                             (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

                             (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                             The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                             Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment
 24

                                                                           Notes
to FINANCIAL STATEMENTS
                             transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                             OTHER. Investment security transactions are
                             accounted for on a trade-date basis. Dividend
                             income and distributions to shareholders are
                             recorded on the ex-dividend date. Interest income
                             is recorded on the accrual basis.
--------------------------------------------------------------------------------
2
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes capital share and
                             dollar activity in the Fund:

                                                                     SIX MONTHS ENDED                        YEAR ENDED
                                                                      APRIL 30, 1998                      OCTOBER 31, 1997
                                                              -------------------------------      -------------------------------
                                                                 SHARES            AMOUNT             SHARES            AMOUNT
                                        SHARES SOLD
                                        Class A                     47,553      $   1,121,086                --      $          --
                                       -------------------------------------------------------------------------------------------
                                        Class B                      6,547            152,537                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class C                        847             20,075                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class S                  4,269,052         91,181,421         6,176,506        129,503,033
                                       -------------------------------------------------------------------------------------------
                                                                 4,323,999         92,475,119         6,176,506        129,503,033
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A                         --      $          --                --      $          --
                                       -------------------------------------------------------------------------------------------
                                        Class B                         --                 --                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class C                         --                 --                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class S                  1,514,636         29,399,080           829,650         16,335,810
                                       -------------------------------------------------------------------------------------------
                                                                 1,514,636         29,399,080           829,650         16,335,810
                                        SHARES REDEEMED
                                        Class A                    (20,645)     $    (499,608)               --      $          --
                                       -------------------------------------------------------------------------------------------
                                        Class B                         --                 --                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class C                         --                 --                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class S                 (4,921,154)      (104,545,453)       (8,023,612)      (167,423,822)
                                       -------------------------------------------------------------------------------------------
                                                                (4,941,799)      (105,045,061)       (8,023,612)      (167,423,822)
                                        NET INCREASE (DECREASE)
                                        Class A                     26,908      $     621,478                --      $          --
                                       -------------------------------------------------------------------------------------------
                                        Class B                      6,547            152,537                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class C                        847             20,075                --                 --
                                       -------------------------------------------------------------------------------------------
                                        Class S                    862,534         16,035,048        (1,017,456)       (21,584,979)
                                       -------------------------------------------------------------------------------------------
                                                                   896,836         16,829,138        (1,017,456)       (21,584,979)

NOTES TO Financial Statements

--------------------------------------------------------------------------------
3
     PURCHASES AND
     SALES OF SECURITIES     During the six months ended April 30, 1998,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $61,550,436 and $82,003,977, respectively.

--------------------------------------------------------------------------------
4
     RELATED
     PARTIES Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

                             Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1998, the fee pursuant to these agreements amounted to $1,944,544, of which $357,191 is unpaid at April 30, 1998.

                             Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through April 30, 1998 aggregated $613, of which $6 was retained by KDI and $607 was paid to all other firms including affiliates. For services under the distribution services agreement, KDI receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. In addition, KDI receives any contingent deferred sales charge (CDSC) from redemptions of Classes B and C shares. Distribution fees and commissions paid to KDI in connection with the sale of Classes B and C shares, and the CDSC received in connection with the redemption of such shares for the period beginning April 16, 1998 through April 30, 1998 aggregated $14, all of which is unpaid.

                             KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through

                                                                           Notes
to FINANCIAL STATEMENTS

                             April 30, 1998, the amount of administrative services fees aggregated $25, all of which is unpaid.

                             Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the period beginning April 16, 1998 through April 30, 1998, the amount charged to the relevant classes by KSC aggregated $155, all of which is unpaid. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S. Included in services to shareholders is $372,813 charged to Class S by SSC for the six months ended April 30, 1998, of which $63,332 is unpaid at April 30, 1998.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S. For the six months ended April 30, 1998, the amount charged to Class S by STC aggregated $97,610, of which $16,553 is unpaid at April 30, 1998.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $109,104, of which $25,761 is unpaid at April 30, 1998.

                             The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $21,047.

--------------------------------------------------------------------------------
5
     LINES
     OF CREDIT               The Fund and several affiliated Funds (the
                             "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

NOTES TO Financial Statements

DIRECTORS
OFFICERS

DANIEL PIERCE
Director and Vice President
NICHOLAS BRATT
President
PAUL BANCROFT III
Director
SHERYLE J. BOLTON
Director
WILLIAM T. BURGIN
Director
THOMAS J. DEVINE
Director
KEITH R. FOX
Director
WILLIAM H. GLEYSTEEN, JR.
Director
WILLIAM H. LUERS
Director
KATHRYN L. QUIRK
Director, Vice President
and Assistant Secretary
ROBERT W. LEAR
Honorary Director
ROBERT G. STONE, JR.
Honorary Director
SUSAN E. DAHL
Vice President
JERARD K. HARTMAN
Vice President
GARY P. JOHNSON
Vice President
THOMAS W. JOSEPH
Vice President
GERALD J. MORAN
Vice President
M. ISABEL SALTZMAN
Vice President
THOMAS F. MCDONOUGH
Vice President, Secretary
and Treasurer
JOHN R. HEBBLE
Assistant Treasurer
CAROLINE PEARSON
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ..........................................................................................................
INDEPENDENT                           COOPERS & LYBRAND L.L.P.
AUDITORS                              1 Post Office Square
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

KEMPER LOGO
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global Discovery Fund prospectus.
KGDF - 3 (6/98) 1048420

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              DIRECTORS&OFFICERS